THORNBURG ETF TRUST

Supplement, dated January 27, 2026

to the Prospectus and Statement of Additional Information (the “SAI”), each dated December 30, 2025, as supplemented, of Thornburg International Growth ETF (the “Fund”) (ticker: TXUG), a series of Thornburg ETF Trust

Effective January 29, 2026, the number of shares of the Fund constituting a creation unit for the Fund shall decrease from 50,000 shares to 20,000 shares. Therefore, all references in the Prospectus and SAI to 50,000 as the number of shares of the Fund constituting a creation unit for the Fund shall be deleted and replaced with references to 20,000.

Shareholders should retain this supplement for future reference. This supplement provides new information beyond that contained in the Fund’s Prospectus and SAI and should be read in conjunction therewith.